Employment Contracts and Bonus Plans	12 Months Ended
Dec. 31, 2017
Compensation Related Costs [Abstract]
Employment Contracts and Bonus Plans

14. Employment Contracts and Bonus Plans

The Company has entered into employment contracts with certain officers that require an annual salary plus a bonus amount based on meeting certain business plan and financial objectives. In addition, the agreements contain provisions for severance payments under certain termination conditions.